Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2019					2018					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$10,816	$11,760	$12,397	$11,868	$46,840	$10,037	$10,465	$10,794	$10,998	$42,294	8%	11%

Costs, Expenses and Other
Cost of sales	3,052	3,401	3,990	3,669	14,112	3,184	3,417	3,619	3,289	13,509	12%	4%
Selling, general and administrative	2,425	2,712	2,589	2,888	10,615	2,508	2,508	2,443	2,643	10,102	9%	5%
Research and development	1,931	2,189	3,204	2,548	9,872	3,196	2,274	2,068	2,214	9,752	15%	1%
Restructuring costs	153	59	232	194	638	95	228	171	138	632	41%	1%
Other (income) expense, net	188	140	35	(223)	139	(291)	(48)	(172)	110	(402)	*	*
Income Before Taxes	3,067	3,259	2,347	2,792	11,464	1,345	2,086	2,665	2,604	8,701	7%	32%
Taxes on Income	205	615	440	428	1,687	604	370	707	826	2,508
Net Income	2,862	2,644	1,907	2,364	9,777	741	1,716	1,958	1,778	6,193	33%	58%
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(53)	(26)	6	7	(66)	5	9	8	(49)	(27)
Net Income Attributable to Merck & Co., Inc.	$2,915	$2,670	$1,901	$2,357	$9,843	$736	$1,707	$1,950	$1,827	$6,220	29%	58%
Earnings per Common Share Assuming Dilution	$1.12	$1.03	$0.74	$0.92	$3.81	$0.27	$0.63	$0.73	$0.69	$2.32	33%	64%

Average Shares Outstanding Assuming Dilution	2,603	2,588	2,572	2,559	2,580	2,710	2,696	2,678	2,634	2,679
Tax Rate	6.7%	18.9%	18.7%	15.3%	14.7%	44.9%	17.8%	26.5%	31.7%	28.8%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2018

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items	Adjustment Subtotal	Non-GAAP
Cost of sales	$3,289	525		10		3	538	$2,751
Selling, general and administrative	2,643	6		1			7	2,636
Research and development	2,214	91		1			92	2,122
Restructuring costs	138			138			138	-
Other (income) expense, net	110	179				(3)	176	(66)
Income Before Taxes	2,604	(801)		(150)		-	(951)	3,555
Income Tax Provision (Benefit)	826	(148	)(3)	(13	)(3)	186 (4)	25	801
Net Income	1,778	(653)		(137)		(186)	(976)	2,754
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(49)	(58)					(58)	9
Net Income Attributable to Merck & Co., Inc.	1,827	(595)		(137)		(186)	(918)	2,745
Earnings per Common Share Assuming Dilution	$0.69	(0.23)		(0.05)		(0.07)	(0.35)	$1.04

Tax Rate	31.7%							22.5%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses reflect $149 million of in-process research and development (IPR&D) impairment charges, partially offset by a reduction of expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net primarily reflect goodwill impairment charges related to certain businesses in the Healthcare Services segment and an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Includes the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments. Also includes adjustments to the provisional amounts recorded in the prior year associated with the enactment of U.S. tax legislation, including $124 million related to the transition tax.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2018

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)	Adjustment Subtotal	Non-GAAP
Cost of sales	$13,509	2,672		21		423	3,116	$10,393
Selling, general and administrative	10,102	32		3			35	10,067
Research and development	9,752	98		2		1,744	1,844	7,908
Restructuring costs	632			632			632	-
Other (income) expense, net	(402)	264				(57)	207	(609)
Income Before Taxes	8,701	(3,066)		(658)		(2,110)	(5,834)	14,535
Income Tax Provision (Benefit)	2,508	(378	)(4)	(82	)(4)	85 (5)	(375)	2,883
Net Income	6,193	(2,688)		(576)		(2,195)	(5,459)	11,652
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(27)	(58)					(58)	31
Net Income Attributable to Merck & Co., Inc.	6,220	(2,630)		(576)		(2,195)	(5,401)	11,621
Earnings per Common Share Assuming Dilution	$2.32	(0.98)		(0.22)		(0.82)	(2.02)	$4.34

Tax Rate	28.8%							19.8%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses reflect $152 million of in-process research and development (IPR&D) impairment charges, partially offset by a reduction of expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net primarily reflect goodwill impairment charges related to certain businesses in the Healthcare Services segment and an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Amount included in cost of sales represents a charge related to the termination of a collaboration agreement with Samsung Bioepis Co., Ltd. for insulin glargine.  Amounts included in research and development expenses represent a $1.4 billion charge related to the formation of a collaboration with Eisai Co., Ltd., as well as a $344 million charge for the acquisition of Viralytics Limited.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Includes the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.  Also includes adjustments to the provisional amounts recorded in the prior year associated with the enactment of U.S. tax legislation, including $124 million related to the transition tax.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2019

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	4Q 2019	4Q 2018	% Change	4Q 2019	4Q 2018	% Change	4Q 2019	4Q 2018	% Change
TOTAL SALES (1)	$11,868	$10,998	8	$5,142	$4,787	7	$6,726	$6,211	8
PHARMACEUTICAL	10,533	9,830	7	4,694	4,402	7	5,839	5,427	8
Oncology
Keytruda	3,111	2,151	45	1,780	1,243	43	1,331	907	47
Alliance Revenue - Lynparza (2)	132	62	111	82	39	113	49	24	107
Alliance Revenue - Lenvima (2)	124	71	74	70	46	53	53	25	111
Emend	53	126	-58	10	73	-86	42	53	-21
Vaccines (3)
Gardasil / Gardasil 9	693	835	-17	252	450	-44	441	384	15
ProQuad / M-M-R II / Varivax	481	455	6	358	333	8	123	122	1
Pneumovax 23	334	322	4	251	232	8	83	89	-7
RotaTeq	227	188	21	146	112	30	81	76	7
Vaqta	71	72	-2	28	32	-13	43	40	8
Hospital Acute Care
Bridion	313	256	22	152	114	33	162	142	14
Noxafil	103	191	-46	14	96	-85	89	95	-7
Primaxin	67	53	25		1	-168	67	52	28
Cancidas	58	69	-17	2	2	-21	56	67	-17
Invanz	57	59	-5		1	-102	57	58	-3
Cubicin	50	80	-38	13	41	-67	36	39	-8
Immunology
Simponi	205	220	-7				205	220	-7
Remicade	89	123	-27				89	123	-27
Neuroscience
Belsomra	83	69	19	24	20	18	59	49	20
Virology
Isentress / Isentress HD	223	280	-20	95	130	-27	128	150	-15
Zepatier	66	108	-38	23		*	44	108	-60
Cardiovascular
Zetia	146	162	-9	3	11	-73	144	151	-5
Vytorin	54	83	-35	4	(1)	*	49	84	-41
Atozet	108	89	22				108	89	22
Adempas	117	91	28				117	91	28
Diabetes (4)
Januvia	943	930	1	502	503		441	427	3
Janumet	475	535	-11	127	185	-31	348	350	-1
Women's Health
Implanon / Nexplanon	206	169	22	147	120	22	59	48	21
NuvaRing	179	216	-17	150	171	-13	29	45	-35
Diversified Brands
Singulair	195	187	4	5	4	14	190	183	4
Cozaar / Hyzaar	113	105	8	8	4	83	105	101	4
Nasonex	67	102	-34	7	15	-53	60	87	-31
Arcoxia	67	86	-23				67	86	-23
Follistim AQ	58	70	-16	22	33	-32	36	37	-3
Other Pharmaceutical (5)	1,265	1,215	4	419	392	7	848	825	3

ANIMAL HEALTH	1,122	1,036	8	341	314	9	781	722	8
Livestock	777	684	14	177	144	23	600	540	11
Companion Animals	345	352	-2	164	170	-3	181	183	-1

Other Revenues (6)	213	132	61	107	71	51	106	62	72

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $1,928 million and $2,008 million on a global basis for fourth quarter 2019 and 2018, respectively.

(4) Total Diabetes sales were $1,472 million and $1,485 million on a global basis for fourth quarter 2019 and 2018, respectively.

(5) Includes Pharmaceutical products not individually shown above.

(6) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2019

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Full Year 2019	Full Year 2018	% Change	Full Year 2019	Full Year 2018	% Change	Full Year 2019	Full Year 2018	% Change
TOTAL SALES (1)	$46,840	$42,294	11	$20,325	$18,212	12	$26,515	$24,083	10
PHARMACEUTICAL	41,751	37,689	11	18,759	16,608	13	22,992	21,081	9
Oncology
Keytruda	11,084	7,171	55	6,305	4,150	52	4,779	3,021	58
Alliance Revenue - Lynparza (2)	444	187	137	269	127	112	176	61	190
Alliance Revenue - Lenvima (2)	404	149	171	239	95	152	165	54	*
Emend	388	522	-26	183	312	-41	205	210	-2
Vaccines (3)
Gardasil / Gardasil 9	3,737	3,151	19	1,831	1,873	-2	1,905	1,279	49
ProQuad / M-M-R II / Varivax	2,275	1,798	27	1,683	1,430	18	592	368	61
Pneumovax 23	926	907	2	679	627	8	247	281	-12
RotaTeq	791	728	9	506	496	2	284	232	22
Vaqta	238	239		130	127	2	108	112	-4
Hospital Acute Care
Bridion	1,131	917	23	533	386	38	598	531	13
Noxafil	662	742	-11	282	353	-20	380	389	-2
Primaxin	273	265	3	2	7	-72	271	258	5
Invanz	263	496	-47	30	253	-88	233	243	-4
Cubicin	257	367	-30	92	191	-52	165	176	-7
Cancidas	249	326	-24	6	12	-46	242	314	-23
Immunology
Simponi	830	893	-7				830	893	-7
Remicade	411	582	-29				411	582	-29
Neuroscience
Belsomra	306	260	18	92	96	-4	214	164	30
Virology
Isentress / Isentress HD	975	1,140	-15	398	513	-22	576	627	-8
Zepatier	370	455	-19	118	8	*	252	447	-44
Cardiovascular
Zetia	590	857	-31	14	45	-69	575	813	-29
Vytorin	285	497	-43	16	10	51	269	487	-45
Atozet	391	347	13				391	347	13
Adempas	419	329	27				419	329	27
Diabetes (4)
Januvia	3,482	3,686	-6	1,724	1,969	-12	1,758	1,718	2
Janumet	2,041	2,228	-8	589	811	-27	1,452	1,417	2
Women's Health
NuvaRing	879	902	-3	742	722	3	136	180	-24
Implanon / Nexplanon	787	703	12	568	495	15	219	208	5
Diversified Brands
Singulair	698	708	-1	29	20	46	669	688	-3
Cozaar / Hyzaar	442	453	-3	24	23	5	418	431	-3
Nasonex	293	376	-22	9	23	-61	284	353	-19
Arcoxia	288	335	-14				288	335	-14
Follistim AQ	241	268	-10	103	115	-11	138	153	-10
Other Pharmaceutical (5)	4,901	4,705	4	1,563	1,319	18	3,343	3,380	-1

ANIMAL HEALTH	4,393	4,212	4	1,306	1,238	6	3,086	2,974	4
Livestock	2,784	2,630	6	582	528	10	2,201	2,102	5
Companion Animals	1,609	1,582	2	724	710	2	885	872	2

Other Revenues (6)	696	393	77	260	366	-29	437	28	*

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $8,368 million and $7,262 million on a global basis for December YTD 2019 and 2018, respectively.

(4) Total Diabetes sales were $5,714 million and $5,994 million on a global basis for December YTD 2019 and 2018, respectively.

(5) Includes Pharmaceutical products not individually shown above.

(6) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2019					2018					% Change	% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$9,663	$10,460	$11,095	$10,533	$41,751	$8,919	$9,282	$9,658	$9,830	$37,689	7	11

United States	4,175	4,758	5,132	4,694	18,759	3,716	3,841	4,649	4,402	16,608	7	13
% Pharmaceutical Sales	43.2%	45.5%	46.3%	44.6%	44.9%	41.7%	41.4%	48.1%	44.8%	44.1%
Europe (1)	2,335	2,301	2,304	2,373	9,314	2,402	2,322	2,114	2,237	9,076	6	3
% Pharmaceutical Sales	24.2%	22.0%	20.8%	22.5%	22.3%	26.9%	25.0%	21.9%	22.8%	24.1%
Japan	779	900	894	921	3,494	718	834	740	835	3,127	10	12
% Pharmaceutical Sales	8.1%	8.6%	8.1%	8.7%	8.4%	8.1%	9.0%	7.7%	8.5%	8.3%
China	725	745	898	773	3,141	459	530	488	601	2,077	29	51
% Pharmaceutical Sales	7.5%	7.1%	8.1%	7.3%	7.5%	5.1%	5.7%	5.1%	6.1%	5.5%
Asia Pacific (other than Japan and China)	642	606	638	614	2,500	653	694	566	598	2,512	3	0
% Pharmaceutical Sales	6.6%	5.8%	5.8%	5.8%	6.0%	7.3%	7.5%	5.9%	6.1%	6.7%
Latin America	427	523	534	429	1,914	398	459	493	530	1,880	-19	2
% Pharmaceutical Sales	4.4%	5.0%	4.8%	4.1%	4.6%	4.5%	4.9%	5.1%	5.4%	5.0%
Eastern Europe/Middle East Africa	343	388	423	423	1,577	335	356	347	349	1,388	21	14
% Pharmaceutical Sales	3.6%	3.7%	3.8%	4.0%	3.8%	3.8%	3.8%	3.6%	3.6%	3.7%
Canada	177	179	211	216	783	196	192	177	211	776	2	1
% Pharmaceutical Sales	1.8%	1.7%	1.9%	2.0%	1.9%	2.2%	2.1%	1.8%	2.1%	2.1%
Other	60	60	61	90	269	42	54	84	67	245	34	10
% Pharmaceutical Sales	0.6%	0.6%	0.5%	0.9%	0.6%	0.5%	0.6%	0.9%	0.7%	0.7%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	4Q19	4Q18	Full Year 2019	Full Year 2018
Interest income	$(50)	$(86)	$(274)	$(343)
Interest expense	220	203	893	772
Exchange losses	21	25	187	145
(Income) loss from investments in equity securities, net (1)	(119)	52	(170)	(324)
Net periodic defined benefit plan (credit) cost other than service cost	(136)	(128)	(545)	(512)
Other, net	(159)	44	48	(140)
Total	$(223)	$110	$139	$(402)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.